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                                                                    EXHIBIT 23.2

                              CONSENT OF COUNSEL
                              ------------------


To:  The Colonial BancGroup, Inc.

         We hereby consent to the use in this registration statement of The Colonial BancGroup, Inc., on Form S-8 of our name in this registration statement.



                                    /s/ Miller, Hamilton, Snider & Odom, L.L.C.

                                    MILLER, HAMILTON, SNIDER & ODOM, L.L.C.

July 12, 2001